Q2 Fiscal Year 2019 Financial Highlights For the quarter ended July 31, 2018 August 30, 2018

Forward-Looking Statements Certain statements in this communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including statements regarding Tech Data’s plans, objectives, expectations and intentions, Tech Data’s financial results and estimates and/or business prospects, involve a number of risks and uncertainties and actual results could differ materially from those projected. These forward looking statements are based on current expectations, estimates, forecasts, and projections about the operating environment, economies and markets in which Tech Data operates and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words, and similar expressions are intended to identify such forward looking statements. In addition, any statements that refer to Tech Data’s future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward looking statements. These forward looking statements are only predictions and are subject to risks, uncertainties, and assumptions. Therefore, actual results may differ materially and adversely from those expressed in any forward looking statements. For additional information with respect to important risks and other factors that could cause actual results to differ materially from those in the forward-looking statements, see Tech Data’s Annual Report on Form 10-K for the year ended January 31, 2018, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the Securities and Exchange Commission (the “SEC”) that are available at the SEC’s website at www.sec.gov and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Many of these factors are beyond Tech Data’s control. Unless otherwise required by applicable securities laws, Tech Data disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Tech Data undertakes no duty to update any forward looking statements contained herein to reflect actual results or changes in Tech Data’s expectations. Use of Non-GAAP Financial Information This document includes financial results prepared in accordance with generally accepted accounting principles (“GAAP”). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results and outlook should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to sales, income or expense items as adjusted for the impact of changes in foreign currencies (referred to as “constant currency”) , non-GAAP selling, general and administrative expenses (“SG&A”), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Adjusted Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures. 2

Worldwide Net Sales $ in Billions Q2 FY19: $10.0 • Worldwide reported net sales of $8.9 billion increased 10% year-over-year and 4% sequentially. 3% $8.5 $8.9 $8.1 $8.4 3% 3% 3% 3% 38% • On a constant currency basis, net sales increased 8% Asia Pacific 43% 42% 46% year-over-year and 7% sequentially. 47% Americas Europe • Three of our vendor partners represented 10% or 59% more of our net sales; Apple represented 14%, HP 50% 54% 55% 51% Inc. represented 12% and Cisco represented 11% of net sales. Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Y/Y Growth 38% 39% 48% 22% 10% Y/Y CC Growth (1) 39% 35% 39% 13% 8% ⁽¹⁾ CC: constant currency Note: Prior year (FY18) growth rates reflect the acquisition of Technology Solutions on February 27, 2017. Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606. 3

Americas Net Sales $ in Billions Q2 FY19: $4.0 $3.8 $3.9 $3.7 $3.6 • Americas’ reported net sales were $4.0 billion, an increase of 7% year-over-year and 12% sequentially, on both a reported and constant currency basis. Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Americas Y/Y Growth 53% 52% 57% 15% 7% Y/Y CC Growth (1) 53% 52% 56% 15% 7% ⁽¹⁾ CC: constant currency Note: Prior year (FY18) growth rates reflect the acquisition of Technology Solutions on February 27, 2017. Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606. 4

Europe Net Sales $ in Billions Q2 FY19: $5.9 • Europe’s reported net sales were $4.5 billion, $4.5 $4.7 $4.5 an increase of 13% year-over-year and a $4.0 decline of 2% sequentially. • On a constant currency basis, net sales increased 9% year-over-year and 3% sequentially. Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Europe Y/Y Growth 19% 23% 36% 26% 13% Y/Y CC Growth (1) 21% 17% 23% 10% 9% ⁽¹⁾ CC: constant currency Note: Prior year (FY18) growth rates reflect the acquisition of Technology Solutions on February 27, 2017. Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606. 5

Asia Pacific Net Sales $ in Billions Q2 FY19: $0.30 $0.29 • Asia Pacific reported net sales were $0.29 $0.28 $0.27 $0.27 billion, an increase of 5% year-over-year and 9% sequentially. • On a constant currency basis, net sales increased 7% year-over-year and 13% sequentially. Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Asia Pacific Y/Y Growth (1) N/A N/A N/A 48% 5% Y/Y CC Growth (2) N/A N/A N/A 46% 7% ⁽¹⁾ Tech Data had no operations in the Asia Pacific region prior to the acquisition of Technology Solutions on February 27, 2017 ⁽²⁾ CC: constant currency Note: Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606. 6

Worldwide Gross Profit and Margin $ in Millions Q2 FY19: • Gross profit of $527.0 million increased $11.4 million or 2% compared to the prior-year quarter. • Gross profit margin declined 44 basis points from the prior-year quarter. Note: Gross margin percentage adjusted to reflect adoption of ASC 606. 7

Worldwide SG&A Expenses $ in Millions Q2 FY19: • Non-GAAP SG&A expenses of $392.1 million increased $4.4 million or 1% compared to the prior- year quarter. • Non-GAAP SG&A as a percentage of net sales decreased 38 basis points from the prior-year quarter. • GAAP depreciation and amortization expense was $39.9 million compared to $38.9 million in the prior- year quarter. (1) Non-GAAP SG&A excludes acquisition-related amortization of intangibles expenses and tax indemnifications. See GAAP to Non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP SG&A percentage of net sales adjusted to reflect adoption of ASC 606. 8

Worldwide Operating Income $ in Millions Q2 FY19: • Worldwide non-GAAP operating income of $135.0 million increased $7 million or 6% compared to the prior-year quarter. • Worldwide non-GAAP operating margin declined 6 basis points from the prior-year quarter. ⁽¹⁾ See the GAAP to Non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP operating margin percentage adjusted to reflect adoption of ASC 606. 9

Americas Operating Income (1) $ in Millions Q2 FY19: • Americas’ non-GAAP operating income of $95.4 million increased $10.7 million or 13% compared to the prior-year quarter. • Non-GAAP operating margin improved 11 basis points over the prior-year quarter. (1) Before stock compensation expense. (2) See the GAAP to non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP operating margin percentage adjusted to reflect adoption of ASC 606. 10

Europe Operating Income (1) $ in Millions Q2 FY19: • Europe’s non-GAAP operating income of $44.3 million increased $0.9 million or 2% compared to the prior-year quarter. • Non-GAAP operating margin declined 10 basis points from the prior-year quarter. (1) Before stock compensation expense. (2) See the GAAP to non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP operating margin percentage adjusted to reflect adoption of ASC 606. 11

Asia Pacific Operating Income (1) $ in Millions Q2 FY19: • The Asia Pacific region’s non-GAAP operating income of $2.5 million decreased $4.2 million or 63% compared to the prior- year quarter. • Non-GAAP operating margin decreased 153 basis points from the prior-year quarter. (1) Before stock compensation expense. (2) See the GAAP to non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP operating margin percentage adjusted to reflect adoption of ASC 606. 12

Worldwide Net Income and EPS $ in Millions (except EPS) Q2 FY19: • The effective tax rate was 7%, compared to 37% in the prior-year quarter. Excluding non-GAAP adjustments, the effective tax rate was 27%, compared to 33% in the prior-year quarter. • Non-GAAP net income of $77.7 million increased $11.0 million or 16% compared to the prior-year quarter. • Non-GAAP earnings per diluted share of $2.01 increased $0.27 or 16% compared to the prior-year quarter. (1)See the GAAP to non-GAAP reconciliation in the appendix. 13

Worldwide Cash Metrics Cash Flow from Operations Cash Conversion Cycle ⁽¹⁾ $ in Millions Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Days of Sales 58 54 55 56 53 Outstanding Days of Supply 32 32 29 33 33 Days of Purchases (66) (63) (68) (65) (68) Outstanding Cash Conversion 24 23 16 24 18 Cycle Q2 FY19: • Net cash generated by operations was $561 million. • The cash balance at the end of the quarter was $793 million. ⁽¹⁾ Adjusted to reflect adoption of ASC 606. 14

Worldwide Balance Sheet Highlights Q2 FY19: • Accumulated other comprehensive income, which consists of currency translation, net of applicable taxes, was $98 million. • Capital expenditures were $14.3 million. • At July 31, 2018, the company had $2.9 billion of equity, and 38.35 million shares outstanding resulting in book value of $74.34 per share. • At July 31, 2018, the company had approximately $1.8 billion of goodwill and acquired intangibles. 15

Worldwide Return on Invested Capital • Company’s Weighted Average Cost of Capital is approximately 9%(2) (1) See reconciliation of ROIC to adjusted ROIC calculation in appendix. (2) Source: Bloomberg, August 24, 2018. 16

Forward-Looking Statements Business Outlook Certain statements made in this document are “Forward-Looking Statements” as described in the For the quarter ending October 31, 2018 Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation’s (the “Company”) Annual Report on Form 10-K for the year Net Sales Range $8.7 billion to $9.0 billion ended January 31, 2018, a copy of which can be EPS Range $1.19 to $1.49 obtained from the Company’s Investor Relations website at www.techdata.com/investor. A number of Non-GAAP EPS Range (1) $2.00 to $2.30 important factors, some of which are beyond the Company’s control, could cause actual events and results to differ materially from those contained in or Q3 FY19 business outlook assumes the following: implied by the forward-looking statements. Forward- • U.S. dollar to euro exchange rate of $1.14 to €1.00 • Weighted average diluted shares outstanding of 38.6 million looking statements reflect management's analysis as • For the quarter ending October 31, 2018, the Company anticipates its effective tax rate will of the filing date of this presentation. The Company be in the range of 24 percent to 26 percent. does not undertake to update or revise these statements to reflect subsequent developments. (1) See reconciliation in appendix. 17

APPENDIX GAAP to Non-GAAP Reconciliations 18

ASC 606 Impact to Previously Reported Results Three months ended, April 30, 2017 July 31, 2017 October 31, 2017 January 31, 2018 Adjusted for Adjusted for Adjusted for Adjusted for As reported As reported As reported As reported ASC 606 ASC 606 ASC 606 ASC 606 Net sales $7,664,063 $7,023,620 $8,882,691 $8,092,353 $9,135,728 $8,448,471 $11,092,529 $10,033,397 Gross profit margin 5.96% 6.51% 5.80% 6.37% 5.76% 6.23% 5.56% 6.15% SG&A percentage of net sales 4.60% 5.02% 4.62% 5.07% 4.56% 4.93% 3.87% 4.28% Operating income margin 0.98% 1.07% 1.17% 1.28% 0.87% 0.94% 1.37% 1.51% Non-GAAP SG&A percentage of net sales 4.36% 4.75% 4.37% 4.79% 4.27% 4.62% 3.61% 4.00% 19

SG&A $ in thousands Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Q2 FY19 Net Sales $ 8,092,353 $ 8,448,471 $ 10,033,397 $ 8,548,319 $ 8,886,101 SG&A Expenses (GAAP) $ 410,598 $ 416,766 $ 428,965 $ 422,361 $ 415,319 Tax indemnifications - - (6,526) - (554) Acquisition-related intangible assets amortization expense (22,855) (26,385) (21,529) (23,304) (22,715) SG&A Expenses (non-GAAP) $ 387,743 $ 390,381 $ 400,910 $ 399,057 $ 392,050 SG&A Expenses (GAAP) % 5.07% 4.93% 4.28% 4.94% 4.67% SG&A Expenses (non-GAAP) % 4.79% 4.62% 4.00% 4.67% 4.41% 20

Operating Income Q2 FY19 (In thousands) Q2 FY19 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 4,043,331 $ 4,549,127 $ 293,643 $ 8,886,101 Operating income (GAAP) (1) $ 87,930 $ 29,085 $ 1,318 $ (7,968) $ 110,365 Acquisition, integration and restructuring (844) 13,342 131 668 13,297 expenses Acquisition-related intangible assets 13,570 7,727 1,418 22,715 amortization expense Tax indemnifications - 910 (356) 554 Gain on disposal of subsidiary - (6,717) - (6,717) Legal settlements and other, net (5,234) - - (5,234) Total non-GAAP operating income $ 7,492 $ 15,262 $ 1,193 $ 668 $ 24,615 adjustments Operating income (non-GAAP) $ 95,422 $ 44,347 $ 2,511 $ (7,300) $ 134,980 Operating margin (GAAP) 2.17% 0.64% 0.45% 1.24% Operating margin (non-GAAP) 2.36% 0.97% 0.86% 1.52% (1) GAAP operating income does not include stock compensation expense at the regional level. 21

Operating Income Q1 FY19 (In thousands) Q1 FY19 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 3,618,206 $ 4,661,702 $ 268,411 $ 8,548,319 Operating income (GAAP) (1) $ 61,342 $ 17,318 $ (577) $ (7,587) $ 70,496 Acquisition, integration and restructuring 13,916 17,988 321 1,000 33,225 expenses Acquisition-related intangible assets 13,643 8,329 1,332 23,304 amortization expense Legal settlements and other, net (2,965) - - (2,965) Total non-GAAP operating income $ 24,594 $ 26,317 $ 1,653 $ 1,000 $ 53,564 adjustments Operating income (non-GAAP) $ 85,936 $ 43,635 $ 1,076 $ (6,587) $ 124,060 Operating margin (GAAP) 1.70% 0.37% -0.21% 0.82% Operating margin (non-GAAP) 2.38% 0.94% 0.40% 1.45% (1) GAAP operating income does not include stock compensation expense at the regional level. 22

Operating Income Q4 FY18 (In thousands) Q4 FY18 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 3,850,705 $ 5,878,873 $ 303,819 $ 10,033,397 Operating income (GAAP) (1) $ 53,924 $ 100,439 $ 5,704 $ (8,164) $ 151,903 Acquisition, integration and restructuring 16,990 15,807 322 1,222 34,341 expenses Acquisition-related intangible assets 13,664 6,434 1,431 21,529 amortization expense Value added tax assessments 494 1,158 - 1,652 Tax indemnifications - 6,526 - 6,526 Total non-GAAP operating income $ 31,148 $ 29,925 $ 1,753 $ 1,222 $ 64,048 adjustments Operating income (non-GAAP) $ 85,072 $ 130,364 $ 7,457 $ (6,942) $ 215,951 Operating margin (GAAP) 1.40% 1.71% 1.88% 1.51% Operating margin (non-GAAP) 2.21% 2.22% 2.45% 2.15% (1) GAAP operating income does not include stock compensation expense at the regional level. 23

Operating Income Q3 FY18 (In thousands) Q3 FY18 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 3,663,498 $ 4,518,669 $ 266,304 $ 8,448,471 Operating income (GAAP) (1) $ 55,551 $ 29,909 $ 2,432 $ (8,325) $ 79,567 Acquisition, integration and restructuring 14,149 14,128 287 1,184 29,748 expenses Acquisition-related intangible assets 15,816 9,362 1,207 26,385 amortization expense Total non-GAAP operating income $ 29,965 $ 23,490 $ 1,494 $ 1,184 $ 56,133 adjustments Operating income (non-GAAP) $ 85,516 $ 53,399 $ 3,926 $ (7,141) $ 135,700 Operating margin (GAAP) 1.52% 0.66% 0.91% 0.94% Operating margin (non-GAAP) 2.33% 1.18% 1.47% 1.61% (1) GAAP operating income does not include stock compensation expense at the regional level. 24

Operating Income Q2 FY18 (In thousands) Q2 FY18 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 3,769,696 $ 4,043,110 $ 279,547 $ 8,092,353 Operating income (GAAP) (1) $ 87,975 $ 18,464 $ 5,066 $ (7,974) $ 103,531 Acquisition, integration and restructuring 14,242 14,685 145 1,045 30,117 expenses Acquisition-related intangible assets 12,413 8,965 1,477 22,855 amortization expense Legal settlements and other, net (29,971) 1,316 - (28,655) Total non-GAAP operating income $ (3,316) $ 24,966 $ 1,622 $ 1,045 $ 24,317 adjustments Operating income (non-GAAP) $ 84,659 $ 43,430 $ 6,688 $ (6,929) $ 127,848 Operating margin (GAAP) 2.33% 0.46% 1.81% 1.28% Operating margin (non-GAAP) 2.25% 1.07% 2.39% 1.58% (1) GAAP operating income does not include stock compensation expense at the regional level. 25

Net Income and EPS

(In thousands, except per share data)	Q2 FY18		Q3 FY18		Q4 FY18		Q1 FY19		Q2 FY19	
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
GAAP Results	**$47,459**	**$1.24**	**$37,268**	**$0.97**	**$1,260**	**$0.03**	**$33,699**	**$0.87**	**$75,866**	**$1.97**
Legal settlements and other, net	(28,332)	(0.74)	-	-	-	-	(2,965)	(0.08)	(5,234)	(0.13)
Value added tax assessments and related interest expense	-	-	-	-	2,568	0.07	(928)	(0.02)	-	-
Acquisition, integration and restructuring expenses	30,117	0.78	29,748	0.77	34,341	0.89	33,225	0.86	13,297	0.34
Acquisition-related intangible assets amortization expense	22,855	0.60	26,385	0.69	21,529	0.56	23,304	0.61	22,715	0.59
Gain on disposal of subsidiary	-	-	-	-	-	-	-	-	(6,717)	(0.17)
Tax indemnifications	-	-	-	-	6,526	0.17	-	-	554	0.01
Income tax effect of tax indemnifications	-	-	-	-	(6,526)	(0.17)	-	-	(554)	(0.01)
Income tax effect of other adjustments above	(5,367)	(0.14)	(16,652)	(0.43)	(21,565)	(0.56)	(12,908)	(0.33)	(9,404)	(0.25)
Income tax benefit from acquisition settlement	-	-	-	-	-	-	-	-	(12,839)	(0.34)
Change in deferred tax valuation allowances	-	-	-	-	1,224	0.03	(2,600)	(0.07)	-	-
Impact of US tax reform	-	-	-	-	95,369	2.48	-	-	-	-
Non-GAAP Results	**$66,732**	**$1.74**	**$76,749**	**$2.00**	**$134,726**	**$3.50**	**$70,827**	**$1.84**	**$77,684**	**$2.01**
Weighted average shares outstanding - diluted	38,388		38,433		38,529		38,561		38,566	

TechData

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Return on Invested Capital $ in thousands Twelve months ended July 31, TTM Net Operating Profit After Tax (NOPAT)*: 2017 2018 Operating income $ 344,598 $ 412,331 Income taxes on operating income (1) (88,150) (211,261) NOPAT $ 256,448 $ 201,070 Average Invested Capital: Short-term debt (5-qtr end average) $ 340,608 $ 188,558 Long-term debt (5-qtr end average) 988,243 1,604,359 Shareholders' Equity (5-qtr end average) 2,316,790 2,819,394 Total average capital 3,645,641 4,612,311 Less: Cash (5-qtr end average) (1,081,802) (737,995) Average invested capital less average cash $ 2,563,839 $ 3,874,316 ROIC 10% 5% * Trailing Twelve Months is abbreviated as TTM. (1) Income taxes on operating income was calculated using the trailing twelve months effective tax rate. 27

Adjusted Return on Invested Capital $ in thousands Twelve months ended July 31, TTM Net Operating Profit After Tax (NOPAT), as adjusted*: 2017 2018 Non-GAAP operating income (1) $ 454,332 $ 610,691 Income taxes on non-GAAP operating income (2) (134,878) (172,797) NOPAT, as adjusted $ 319,454 $ 437,894 Average Invested Capital, as adjusted: Short-term debt (5-qtr end average) $ 340,608 $ 188,558 Long-term debt (5-qtr end average) 988,243 1,604,359 Shareholders' Equity (5-qtr end average) 2,316,790 2,819,394 Tax effected impact of non-GAAP adjustments (3) 31,842 95,231 Total average capital, as adjusted 3,677,483 4,707,542 Less: Cash (5-qtr end average) (1,081,802) (737,995) Average invested capital less average cash $ 2,595,681 $ 3,969,547 Adjusted ROIC 12% 11% * Trailing Twelve Months is abbreviated as TTM. (1) Represents operating income as adjusted to exclude acquisition, integration and restructuring expenses, legal settlements and other, net, gain on disposal of subsidiary, value added tax assessments and acquisition-related intangible assets amortization expense. (2) Income taxes on non-GAAP operating income was calculated using the trailing twelve months effective tax rate adjusted for the impact of non-GAAP adjustments during the respective periods. (3) Represents the 5 quarter average of the year-to-date impact of non-GAAP adjustments. 28

Guidance Reconciliation Three months ending October 31, 2018 Low end of High end of guidance range guidance range Earnings per share - diluted $1.19 $1.49 Acquisition, integration and restructuring expenses 0.49 0.49 Acquisition-related intangible assets amortization expense 0.59 0.59 Income tax effect of the above adjustments (0.27) (0.27) Non-GAAP earnings per share - diluted $2.00 $2.30 29